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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 14, 2006

                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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        Indiana                         000-21671                35-1887991
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

     On August 14, 2006, the Compensation Committee of The National Bank of Indianapolis Corporation approved an increase in the Corporation's Group Long Term Disability Plan benefit for Morris L. Maurer, President and Chief Executive Officer, and Philip B. Roby, Executive Vice President and Chief Operating Officer, from 60% of eligible compensation (up to a monthly disability benefit of $10,000) to 66.67% of eligible compensation (up to a monthly disability benefit of $12,000). This change is effective August 1, 2006.

     The Compensation Committee also approved another change in the Group Long Term Disability Plan which will require Messrs. Maurer and Roby to pay the premium for such benefit (which had previously been paid the Corporation). This change is effective September 1, 2006.

     On August 14, 2006 the Compensation Committee also approved an increase in the salaries for Messrs. Maurer and Roby to $312,321 and $276,321, respectively, from $311,000 and $275,000, respectively. These salary changes are effective September 1, 2006.

Item 9.01.  Financial Statements and Exhibits.
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     (a) - (c)    Not applicable.

     (d)          Exhibits

     10.07        Schedule of Executive Officers Compensation Arrangements
                  (as amended)


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 17, 2006

                                          THE NATIONAL BANK OF
                                           INDIANAPOLIS CORPORATION

                                          By: /s/ Debra L. Ross
                                              ----------------------------------
                                              Debra L. Ross
                                              Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number          Description


10.07           Schedule of Executive Officers Compensation Arrangements
                (as amended)